10.1 Share Exchange Agreement with Angela Whichard, Inc.

                            SHARE EXCHANGE AGREEMENT

THIS SHARE EXCHANGE AGREEMENT made as of the 17 th day of November, 2005, by and between:

ISLAND RESIDENCES CLUB, INC. with an address at Box 1518, Williamsburg, Virginia, USA ("IRCI"); and

ANGELA WHICHARD, INC., with an address at 3141 John Humphries Wynd, Suite 265, Raleigh, North Carolina, 27612, ("AWI").

                              W I T N E S S E T H:

WHEREAS, IRCI is a Delaware corporation, which has authorized capital stock of 100,000,000 shares of common stock at $.0001 par value ("Shares"), and of those there are currently issued 12,812,000 shares;

WHEREAS, AWI is a North Carolina corporation, which is the owner of shares in Grand Sierra Resorts Corp., a Nevada corporation, ("GSR");

WHEREAS, IRCI desires to exchange shares in IRCI with AWI in exchange for shares that AWI owns in GSR upon the terms and conditions hereinafter set forth;

NOW, THEREFORE, in consideration of the foregoing and of the mutual covenants and agreements contained in this Agreement, and in order to consummate the exchange of the shares, it is hereby agreed, as follows:

1.0     Transfer  of  Shares. IRCI authorizes and issues 1,600,000 of its common
        --------------------
shares to AWI in exchange for the transfer by AWI of 400,000 shares of GSR to IRCI, representing approximately .5% (approximately 1/2 of 1%) interest in GSR.

1.1  Closing.  The  Closing  of  the  exchange  of these shares shall take place
     ------- upon three (3) days prior notice given by either party to the other. At the Closing, IRCI shall deliver to AWI fully paid for and non-assessable certificates for the 1,600,000 shares of IRCI stock duly issued by IRCI in the name of AWI and AWI shall deliver to IRCI duly paid for and non-assessable certificate(s) for the 400,000 shares of GSR stock duly and properly endorsed for transfer to IRCI.

1.2 Option. Subject to exact terms and conditions to be agreed upon by IRCI ------ and AWI and to be set out in additional agreements (the "Additional Agreements") to be entered into by and between IRCI, AWI and GSR, AWI in consideration for the exchange of the shares as agreed to above, hereby gives and grants unto IRCI the right and option to acquire from AWI additional shares in GSR which together with the above shares will represent up to 51% of the total outstanding shares of GSR. This option is subject to the party's successful negotiation and execution of the Additional Agreements, on or before December 1, 2005, and if for any reason or no reason the parties fail to successfully negotiate and execute the Additional Agreements, on or before December 1, 2005, then this Option will expire on December 1, 2005.

2.0  Representations and Warranties of IRCI. IRCI hereby represents and warrants
     --------------------------------------
to  AWI  that:

2.1 Authority. IRCI has the power and authority to execute and deliver --------- this Agreement, to perform its obligations hereunder and to consummate the transactions contemplated hereby. This Agreement has been duly executed and delivered, and constitutes a valid and binding instrument, enforceable in accordance with its terms.

2.2 Compliance with Other Instruments. The execution, delivery and ------------------------------------ performance of this Agreement is in compliance with and does not conflict with or result in a breach of or in violation of the terms, conditions or provisions of any agreement, mortgage, lease or other instrument or indenture to which IRCI is a party or by which IRCI is bound.


2.3 Shares in IRCI. The shares to be issued to AWI by IRCI shall be fully paid, -------------- non-assessable shares. IRCI shall take all corporate action necessary for the issuance of the shares to be legally valid and irrevocable, including obtaining the prior approval of the Board of Directors. IRCI is the legal and beneficial owner of its shares and has good and marketable title thereto, free and clear of any liens, claims, rights and encumbrances.

3.0 Representations and Warranties of AWI. AWI hereby unconditionally represents
    -------------------------------------
and  warrants  to  IRCI  that:

3.1 Authority. AWI has the power and authority to execute and deliver this --------- Agreement, to perform his obligations hereunder and to consummate the transactions contemplated hereby. This Agreement has been duly executed and delivered by AWI and constitutes a valid and binding instrument, enforceable in accordance with its terms.

3.2 Title to AWI'S shares in GSR. AWI is the legal and beneficial owner of ---------------------------- the shares of GSR, and has good and marketable title thereto, free and clear of any liens, claims, rights and encumbrances. AWI has the right to transfer the shares to IRCI pursuant to the terms of this agreement.

3.3 Compliance with Other Instruments. The execution, delivery and ------------------------------------ performance of this Agreement is in compliance with and does not conflict with or result in a breach of or in violation of the terms, conditions or provisions of any agreement, mortgage, lease or other instrument or indenture to which AWI is a party or by which AWI is bound.

3.4 Rule 144 Restriction. IRCI hereby agrees that such shares are ---------------------- restricted pursuant to Rule 144 and therefore subject to Rule 144 resale requirements, as applicable.

4.0  Notices. Notice shall be given by certified mail, return receipt requested,
     -------
the date of notice being deemed the date of postmarking. Notice, unless either party has notified the other of an alternative address as provided hereunder, shall be sent to the address as set forth hereinabove.

5.0  Governing  Law.  This  Agreement  shall  be  interpreted  and  governed  in
     --------------
accordance  with  the  laws  of  the  State  of  Delaware.

6.0  Severability.  In  the  event  that any term, covenant, condition, or other
     ------------
provision contained herein is held to be invalid, void or otherwise unenforceable by any court of competent jurisdiction, the invalidity of any such term, covenant, condition, provision or Agreement shall in no way affect any other term, covenant, condition or provision or Agreement contained herein, which shall remain in full force and effect.

7.0  Entire  Agreement.  This Agreement contains all of the terms agreed upon by
     -----------------
the parties with respect to the subject matter hereof. This Agreement has been entered into after full investigation.

8.0 Invalidity.  If any paragraph of this Agreement shall be held or declared to
    ----------
be void, invalid or illegal, for any reason, by any court of competent jurisdiction, such provision shall be ineffective but shall not in any way invalidate or effect any other clause, Paragraph, section or part of this Agreement.

9.0 Gender and Number.  Words importing a particular gender mean and include the
    -----------------
other gender and words importing a singular number mean and include the plural number and vice versa, unless the context clearly indicated to the contrary.

10.0  Amendments.  No amendments or additions to this Agreement shall be binding
      ----------
unless  in writing, signed by both parties, except as herein otherwise provided.

11.0 No Assignments.  Neither party may assign nor delegate any of its rights or
     --------------
obligations hereunder without first obtaining the written consent of the other party.

IN WITNESS WHEREOF, and intending to be legally bound, the parties hereto have signed this Agreement by their duly authorized officers the day and year first above written.

ISLAND  RESIDENCES  CLUBS,  INC

By:    /s/Bob  Bratajaya
       ------------------
Name:  Bob  Bratajaya
Title: Director


ANGELA  WHICHARD,  INC.


By:    /s/Angela  Whichard
       ------------------------
Name:  Angela  Whichard
Title: Director

                                      PROXY

The undersigned Island Residences Club, Inc. hereby irrevocably appoints Angela Whichard, Inc. or any designee of its choice, as the attorneys and proxies of the undersigned, with full power of substitution, to vote in such manner as each attorney and proxy or his substitute shall in his sole discretion deem proper, and otherwise act with respect to the 400,000 shares of Grand Sierra Resorts Corp. that Island Residences Club, Inc. owns in Grand Sierra Resorts Corp. The said attorney and proxy with respect to such Shares shall be entitled to vote at any meeting (whether annual or special and whether or not an adjourned meeting) all of such shares as it in its sole discretion deems advisable for any and all such matters as may come before any meeting of shareholders, whether for the election of Directors or otherwise. This proxy is irrevocable for a period of one year from the date of execution below, but will expire on the date one year from the date below. All authority herein conferred or agreed to be conferred shall survive the merger, dissolution, or reorganization of the undersigned and any obligations of the undersigned hereunder shall be binding upon the successors and assigns of the undersigned.

Island  Residences  Club,  Inc

By:  /s/Bob  Bratajaya
Date  11/17/05
      --------

400,000  shares  of  the  Common  Stock  of  Grand  Sierra  Resort  Corp.